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                    AMENDMENT TO EMPLOYMENT AGREEMENT


         Amendment to Employment Agreement (the "Amendment"), dated effective July 12, 1997, by and between Pentegra Dental Group, Inc., a Delaware corporation (the "Company"), and James L. Dunn, Jr. ("Employee").

                            W I T N E S S E T H

         WHEREAS, the parties hereto entered into that certain Employment Agreement (as amended, the "Employment Agreement") dated July 12, 1997 among the Company and Employee.

         WHEREAS, the parties hereto desire to amend the Employment Agreement as set forth herein.

         NOW, THEREFORE, for and in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the undersigned do hereby agree as follows:

         1. Exhibit A to the Employment Agreement is hereby amended in its entirety to read as set forth on Exhibit A attached hereto and made a part hereof.

         2. The Employment Agreement shall be hereby amended to reflect the foregoing agreement of the parties hereto. Except as amended hereby, the Employment Agreement shall remain unchanged.

         3. Terms used herein with their initial letter capitalized and not otherwise defined shall have the meaning assigned to such terms in the Employment Agreement.

         Executed to be effective as of the day and year first set forth above.

                                       PENTEGRA DENTAL GROUP, INC.


                                       By: /s/ Gary S. Glatter
                                           ----------------------------------
                                           Gary S. Glatter, President

                                       EMPLOYEE


                                       /s/ James L. Dunn. Jr.
                                       ---------------------------------------
                                       James L. Dunn, Jr.


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                                   EXHIBIT A

                                     BONUS


         Employee shall be eligible to receive an annual cash bonus in an amount equal to up to 25% of his base salary in the event that the Company experiences at least 20% or greater growth in earnings per share on a year to year basis (calculated on a pro forma basis for the calendar year prior to the Company's first fiscal year of operations). For purposes of determining the applicable year's earnings per share, the cash bonus payable hereunder and under all other similar agreements between the Company and its officers shall be included prior to such determination.

         Percentage Increase in                  Bonus as a Percentage
         Earnings Per Share                      Of Annual Base Salary

         20.0-22.5%                              5%
         Over 22.5-25.0%                         10%
         Over 25.0% to 27.5%                     15%
         Over 27.5% to 30.0%                     20%
         Over 30.0%                              25%